MASTER LICENSE AGREEMENT



     THIS AGREEMENT, is effective as of _________, 199_, by and between Solpower Corporation, a Nevada corporation ("Licensor"), and ___________________________ ("Licensee").

                                    RECITALS

     A. WHEREAS Licensor is the owner of certain rights in and to the product described in Schedule A (hereinafter collectively referred to as the Product).

     B. WHEREAS Licensee desires to acquire from Licensor the right to establish itself as the holder of a license for the sole and exclusive (except as otherwise provided herein) use and distribution of the Product in the territory as limited and defined in Schedule B (the "Territory").

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

     1. LICENSE FEE. The License Fee to be paid by Licensee $__________________ (the "License Fee").

     2. PAYMENT OF LICENSE FEE. On signing this Agreement, Licensee shall pay Licensor $_______________ (the "Downpayment").

     3. MONTHLY CONCENTRATE PAYMENTS. The amount of monthly payments payable under the Note for each liter of Concentrate shipped by Licensor to Licensee during the preceding month until the Note is paid is $5.50.

     4. STATE OF FORMATION OF LICENSEE. Licensee is formed under the laws of the State of Indiana. Licensee is a [__] corporation, [__] limited liability company, [__] general partnership, [__] limited partnership, [__] trust, or [__] sole proprietorship.

     5. LICENSEE'S MARKETING FUND PAYMENT OBLIGATION. For each liter of Concentrate shipped to Licensee, Licensee shall pay $5.50 into the Marketing Fund.

     6. LICENSOR'S MARKETING FUND PAYMENT OBLIGATION. For each $1.00 deposited into the Marketing Fund by Licensee, Licensor shall pay $1.00 into the Marketing Fund.

     7. LICENSEE'S ADDRESS FOR NOTICES. Licensee's address and zip code for notice purposes are:

                           ___________________________
                               __________________
                                 ______________

     8. GRANT OF LICENSE. In consideration of the payment of the License Fee stated in Section 1 by Licensee to Licensor and in further consideration of the performance and observance of the covenants herein to be observed and performed by Licensee, Licensor HEREBY GRANTS Licensee, subject to the terms and conditions of this Agreement, a license to:

          a. use the Product for Licensee's own purposes;

          b. manufacture the Product; and
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          c.   exclusively   (except  as  otherwise   provided  herein)  market,
distribute and sell the Product only within the Territory  through its employees
and/or  through  other  parties   (hereinafter   referred  to  as   "Independent
Operators").

Licensee shall not have any rights hereunder or with respect to the Product outside the Territory. Notwithstanding anything herein to the contrary, Licensee shall not market, distribute or sell the Product to any Marine Purchaser. The term "Marine Purchaser" shall mean any person or entity that would use the Product in connection with any commercial activity that involves vessels that operate on any lake, river, sea, ocean or body of water and any person or entity that would distribute or sell the Product to such a person or entity; provided, however, Marine Purchaser does not mean any people or entities who would sell the Product to people who operate privately owned pleasure boats.

     9. PAYMENT OF LICENSE FEE. Licensee shall pay Licensor the License Fee as follows:

          a.  On  signing  this  Agreement   Licensee  shall  pay  Licensor  the
Downpayment stated in Section 2 by a cashier's check or by funds wired to Licensor's account; and

          b. On signing this Agreement Licensor shall sign and deliver its promissory note (the "Note") for the balance of the License Fee, which Note shall be substantially in the form of Schedule C. The Note shall provide that until the Note is paid in full, Licensee shall pay Licensor monthly payments thereunder in the amount stated in Section 3 for each liter of Concentrate shipped by Licensor to Licensee during the preceding month.

The Note shall be secured by a first lien on all tangible and intangible assets of Licensee, which lien shall be evidenced by a Security Agreement acceptable to Licensor in its sole discretion.

     10. LICENSEE'S DUTIES.

          a. Commencement Date. Licensee shall begin manufacturing, distributing and selling the Product within thirty days after the date of this Agreement.

          b. Promote Business. Licensee, at its expense, shall personally use its best efforts to develop and maximize sales of the Product within the Territory, to service its Territory on a basis consistent with good industry practice, to maintain an adequate and fresh supply of Product for the needs of Licensee and Independent Operators, to remove all unmerchantable and/or defective Product from distribution within the Territory and to destroy it in an environmentally safe manner, and to maintain proper service and delivery of Product to all Independent Operators. Licensee shall maintain such inventories of Product as are recommended by Licensor and are adequate to fill orders reasonably anticipated from Independent Operators and other customers.

          c. Restrictions. Licensee shall sell Products only within the Territory and only to (i) any Independent Operators that may be appointed by Licensee in accordance with this Agreement, and (ii) customers within such portions of the Territory; provided, however, Licensee may not sell to any Marine Purchasers or any Independent Operator or customer Licensor knows or has reason to know the Independent Operators or customer will resell the Products outside the Territory or to Marine Purchasers. Licensee shall not market, sell, deliver or otherwise deal in the goods or products of any other manufacturer that directly competes with the Products covered by this Agreement without the prior written approval of Licensor, which it may withhold is its sole discretion.

          d. No Unauthorized Representations. Licensee shall not make any representations, statements or warranties concerning the Product that:

               (1) exceed or are inconsistent with the marketing materials and technical specifications provided by Licensor; and
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               (2) are not accurate in all material respects.

          e. Not to Prejudice Licensor's Property. Licensee shall not knowingly be a party at any time to the doing or causing to be done any act or matter or thing whereby any of Licensor's property including Licensor's business name, trademarks, copyrights, designs and reputation, goodwill and know-how may be prejudicially affected or contested or in anyway impaired either during the term of this Agreement or after it is terminated for any reason.

          f. Secrecy and Confidential Information. Licensee will at all times during and after the termination of this Agreement:

               (1) Maintain strict secrecy about Licensor's modes and methods of business and finances, including, but without limiting the generality of the foregoing, any trade secrets, advertising and publicity material issued during the term of this Agreement;

               (2) Ensure that its nominees, employees or agents also observe all requirements of secrecy and confidentiality imposed on Licensee, and, if required by Licensor, Licensee shall cause all nominees, employees or agents to enter into a Confidentiality Agreement in a form approved by Licensor;

               (3) Except in the proper course of Licensee's duties hereunder, Licensee shall not disclose any confidential information received by it from Licensor to any person, corporation or other entity whatsoever and shall use reasonable efforts to prevent the publication or disclosure of any secret or confidential information unless the disclosure is required by law;

               (4) Inform Licensor of any legal process that seeks to obtain any confidential information immediately upon Licensee acquiring knowledge of matter; and

               (5) Use the said secrets or confidential information without the written consent of Licensor first being had and obtained.

For the purposes of this Agreement, the term "confidential information" shall not include information to the extent Licensee can demonstrate that the information (i) is known to the public at the time of disclosure or becomes known through no wrongful act of Licensee or its agents, (ii) is in Licensee's possession at the time of disclosure otherwise than as a result of Licensee's breach of any legal obligation, (iii) becomes known to Licensee through a third party without breach of any agreement, (iv) is independently developed by Licensee, or (v) is required by law to be disclosed by Licensee; provided, however, that Licensee shall first notify Licensor as set forth in this subparagraph.

          g. Use of Property. Licensee shall use and continue to use Licensor's property referred to in Section 10.e above in the use of the Product as is prescribed from time to time by Licensor. Licensee shall not make any alterations to the said property without the prior written consent of Licensor. Licensee shall not use the Products' trade name in its corporate name or in any business name without the prior written consent of Licensor. All rights in and to Licensor's property referred to in Section 10.e above shall be and remain the property of Licensor and Licensee shall not acquire any right, title or interest therein, except as provided in this Agreement. Any unauthorized use of such property by Licensee shall be deemed a breach of this Agreement.

          h. Assignment. This Agreement is personal in nature to Licensee and is not assignable (voluntarily, involuntarily, by operation of law or otherwise) by Licensee without the prior written consent of Licensor, which consent Licensor may withhold in its sole discretion for any reason or for no reason. Except as authorized herein, any attempt by Licensee to assign, transfer, or subcontract any of the rights, duties, or obligations set forth hereunder shall render this Agreement void and unenforceable.

          i. Licenses. Licensee, at its cost, shall obtain and maintain any registrations, licenses or permits that may be required for or in connection with the use of the Product.
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          j.  Compliance with Laws.  During the term of this Agreement  Licensee shall comply with all applicable laws, regulations and ordinances in carrying out its obligations hereunder.

          k. Licensor's Policies. Licensee shall comply at its expense with reasonable policies established by Licensor from time to time that are intended to make Licensee's business more profitable. Licensee shall adhere to all Licensor's quality control standards in dealing with the Products. Except as otherwise provided, herein, the parties shall agree on any of Licensor's policies that require Licensee to expend funds.

          l. Sales Information. Licensee shall maintain and furnish to Licensor on its request from time to time such sales information as Licensor may reasonably require, including, but not limited to, the names and addresses of all of Licensee's customers, purchases by and service requirements of customers and credit information about customers.

          m. Facilities. Licensee shall at all times keep and maintain a warehouse facility within the Territory which meets the standards of Licensor and of a size sufficient to store such inventories of Products as are recommended by Licensor. Said warehouse facility must be at all times kept in good order, condition and repair, in compliance with all state and local laws and regulations, and clean and free from all dirt, grime, insects, rodents and other pests. Products shall be stored at all times under conditions which will prevent adulteration. Licensee shall be responsible for providing, and shall provide all security services for the warehouse necessary to protect, guard and preserve the Products in good condition.

          n. Independent Operators. If Licensee elects to utilize Independent Operators, Licensee shall take all necessary steps to ensure that all Independent Operators are complying at all times with the terms and conditions of the Independent Operator Agreement, as such may be amended from time to time in accordance herewith. In the event any Independent Operator is for any reason temporarily unable to service all or a portion of its territory, Licensee shall ensure that such territory is adequately serviced until Independent Operator is able to do so. Licensee shall provide Licensor with a complete list of all Independent Operators appointed by Licensee and the territories assigned thereto, and shall notify Licensor of any changes, deletions or additions thereto.

          o. Advertising. Licensee shall discontinue any advertising, marketing or merchandising practices, upon receipt of notice from Licensor, which Licensor reasonably determines may be injurious to its interest or business. Licensee shall properly handle and store such point-of-sale materials and other merchandising and advertising materials, if any, as are provided by Licensor and to allocate such materials fairly and equitably among and distribute such materials to the Independent Operators.

          p. Sales of Products. Licensee shall meet or exceed the minimum annual sales of Products within the Territory set forth in Schedule D.

          q. Insurance. During the term of this Agreement, Licensee, at its cost, will obtain and maintain the following amounts and types of insurance and shall cause all of its Independent Operators, if any, to obtain and maintain such coverages:

               (1) Comprehensive General Liability Insurance coverage including premises, operations, products, completed operations, and contractual liability coverages in an amount no less than $1,000,000 per occurrence, $1,000,000 personal injury and advertising injury, $2,000,000 Products and Completed Operations Aggregate and $2,000,000 General Aggregate. Coverage shall include:

                    (a) Waiver of Subrogation to Licensor, its related or affiliated entities, parents, subsidiaries, partnerships, joint ventures, and limited liability companies and their respective directors, officers, partners, agents, employees, volunteers, members, and shareholders;

                    (b) Dedcutible of no more than $5,000 per occurrence;
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                    (c) A  provision  that the  insurance  company has a duty to defend all insureds under the policy and a provision that defense costs are paid in addition to and do not deplete the policy limits; and

                    (d) Umbrella policy with limits of not less than $5,000,000 per occurrence.

               (2) Workers Compensation insurance to cover statutory limits of Workers Compensation Laws of each state in which Licensee has operations and any employee is hired. This insurance shall include a Waiver of Subrogation Endorsement waiving the carrier's right of subrogation to Licensor, its related or affiliated entities, parents, subsidiaries, partnerships, joint ventures, and limited liability companies and their respective directors, officers, partners, agents, employees, volunteers, members, and shareholders.

               (3) Employers Liability coverage in an amount not less than $1,000,000 each accident; $1,000,000 disease policy limit; $1,000,000 disease each employee.

               (4) Any other insurance reasonably required by Licensor.

The following general requirements shall apply to all insurance policies required to be maintained under this Agreement:

               (5)  Liability   insurance   policies  shall  be  written  on  an
     occurrence basis.

               (6) The insurance policies must: (i) name Licensor, its related or affiliated entities, parents, subsidiaries, partnerships, joint ventures, and limited liability companies and their respective directors, officers, partners, agents, employees, volunteers, members, and shareholders as "additional insureds," (ii) be issued by an insurer and in a form approved by Licensor; and (iii) provide that the policies may not be canceled or not renewed without the insurer giving at least thirty days prior written notice to Licensor.

               (7) Liability insurance policies must provide that the insurance be primary on a non-contributory basis.

               (8) All insurers must be rated A- VII or better by Best's.

     Within ten days of signing this Agreement or of receiving a demand from Licensor, Licensee will deliver to Licensor certificates evidencing the insurance coverages required under this Agreement. Licensee will not begin any activity or operation that could give rise to a loss to be covered by insurance required hereunder without first obtaining the required insurance and delivering a certificate(s) thereof to Licensor. Licensee shall cause replacement certificates to be sent to Licensor as insurance policies are renewed, replaced, or modified. The foregoing insurance coverage must be maintained in force at all times during the term of this Agreement; provided, however, the Commercial General Liability insurance (for Products and Completed Operations) must be maintained for five years after the termination of this Agreement. All third parties engaged by Licensee shall satisfy the insurance requirements set forth herein. Licensee shall remain primarily liable for the acts or omissions of any such third parties. Notwithstanding anything to the contrary herein, no insurance requirement specified herein, including the amount or extent of insurance coverage, may be waived by Licensor unless Licensor signs a written document in which Licensor expressly waives the requirement.

     11.  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  LICENSOR.  Licensor
represents and warrants to and covenants with Licensee as follows:

          a. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Licensor enforceable in accordance with its terms.
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          b. So long as Licensee is not in default hereunder, Licensor shall not sell or grant any further licenses to use the Product in the Territory.

          c. Licensor has good and marketable title to the Product. Licensor warrants that the Product and all component parts thereof and their use by Licensee pursuant to this Agreement does not and will not violate the copyright, trademark, servicemark, patent, trade secrets or other proprietary rights of any third party and that there is currently no actual or threatened suit by any third party based on an alleged violation of any such rights by Licensor. Licensor shall indemnify and save Licensee harmless from and against all costs, losses, damages and liabilities, including, without limitation, attorneys' fees that may be incurred on account of the breach of any representation, warranty, or covenant set forth in this Section 11. Licensor, upon demand by Licensee and at Licensor's expense, shall defend all such claims, suits or actions against Licensee related to the breach of any representation, warranty or covenant made by Licensor in this subsection, provided Licensor is notified timely of the commencement thereof.

          d. Subject to Sections 16 and 17, Licensor shall sell the Concentrate to Licensee at the initial price set forth in Schedule E hereto. Licensor also agrees to provide, at no additional cost to Licensee, the form and content of literature, information and updates relating to the marketing of the Product; provided, however, Licensee shall pay the cost to reprint and distribute the literature, information and updates.

          e. This Agreement complies in all respects with Licensor's obligations under the Acquisition Agreement as defined in Section 23.g.

     12.  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  LICENSEE.  Licensee
represents and warrants to and covenants with Licensor as follows:

          a. If Licensee is a corporation, limited partnership, or limited liability company, it is duly incorporated or formed, validly existing and in good standing under the laws of the State set forth in Section 4.

          b. The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Licensee enforceable in accordance with its terms;

          c. Licensee has not previously and shall not, grant sub-licenses of the Product; and

          d. Licensee has or can acquire all technical know-how and skill and all personnel, facilities, equipment and materials required for the performance of its obligations hereunder.

          e. Licensee warrants and represents that the information set forth on Schedule F hereto is true, correct and complete, and Licensee agrees to notify Licensor within ten days after any changes therein.

     13. SALES OF PRODUCTS BY LICENSOR WITHIN THE TERRITORY. Licensor reserves the right to sell Products directly to certain businesses within the Territory which from time to time it determines shall be serviced pursuant to the Retail and Non-Retail National Accounts Policies and Procedures established by Licensor, including, but not limited to, the businesses listed on Schedule G.

     Licensor reserves the right to sell Products or arrange to have Products sold to businesses within the Territory if the businesses have not been properly serviced by Licensee or a Independent Operator; provided, however, that prior to any such sale Licensor shall notify Licensee and the appropriate Independent Operators, if any and if known to Licensor, of its intentions and offer said persons the opportunity to properly service the business or businesses.

     14. LICENSOR'S RIGHTS. Licensor may, from time to time, set quality control standards applicable to the Products and Licensee, at its cost, shall conform to the standards. Licensor may at any reasonable time, at
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Licensor's expense, inspect Licensee's places of business and storage facilities and delivery system to determine that Licensee is complying with its obligations hereunder. During any inspection of Licensee's facilities, Licensor shall abide by all reasonable safety and confidentiality standards established by Licensee. Licensor may audit Licensee's books and records at any reasonable time, at Licensor's expense; provided, however, if the audit shows that Licensee has underpaid Licensor by more than three percent in any one year period, Licensee shall reimburse Licensor for the cost of the audit. If an audit shows that Licensee has over or under paid Licensor, the party who owes the other party money shall immediately pay the money to the other party.

     Licensor shall have the right, at any time and at any location and without notice, to discontinue the sale of any or all Products or packages on a national, regional, statewide or media coverage area basis. Licensor shall have the further right, at any time and at any location and without notice, to change the formula, recipe, ingredients or packaging of the Concentrate and/or Products. This Agreement shall only cover the Products listed on Schedule A. Licensee shall have neither the right nor the obligation to sell any other product that Licensor may, at any time, decide to sell. At such time in the future as Licensor may decide to sell, and Licensee may decide to buy, any other products produced or distributed by Licensor, such other products shall be entered on Schedule A upon the mutual agreement of the parties.

     15. ORDERS. Licensor agrees to sell and Licensee agrees to buy such quantities of the Soltron enzyme concentrate (the "Concentrate") needed to manufacture Products as the parties mutually agree from time to time in writing. The initial price of the Concentrate shall be the price stated in Schedule E, which price may be adjusted from time to time by Licensor in its sole discretion. Licensee shall pay Licensor for Concentrate within ten days of receiving Licensor's invoice for payment. Until the Note is paid in full, Licensee shall pay Licensor the amount stated in Section 3 for each liter of Concentrate purchased by Licensee, which amount is a payment on account of the Note rather than a payment on account of any Concentrate purchased or an increase in the price of the Concentrate. Licensor shall make shipments of Concentrate promptly unless prompt shipment is prevented by any act of God, failure of machinery or equipment used in the manufacture or the processing of the Concentrate, crop failure, capacity limitations, labor disputes, governmental action, riots, war, fire, accidents or any other cause beyond the reasonable control of Licensor. Licensor shall not be obligated to ship Concentrate to Licensee if Licensee is in default of any obligation owed by Licensee to Licensor or during any time that Licensor is prevented from doing so in whole or in part by any of the causes enumerated in the immediately preceding sentence.

     16. PAYMENT. The prices charged by Licensor to Licensee for the Concentrate shall be established from time to time by Licensor and published in writing for Licensee. Licensor shall have the right to change prices and other terms of sale at any time upon reasonable notice to Licensee. The Products sold to Licensee under this Agreement shall be sold "f.o.b. plant" or "f.o.b. destination" as designated by Licensor. If Licensee shall default in any payment due and owing to Licensor, if Licensee's financial condition shall at any time be, in Licensor's reasonable opinion, inadequate to warrant further shipments of Concentrate, or if for any other reason Licensor should have reasonable grounds for insecurity with respect to Licensee's performance of this Agreement, then Licensor without waiving its rights under this Agreement and notwithstanding anything herein to the contrary, shall have the right in its sole discretion to cancel any orders or to delay any shipments to Licensee and otherwise suspend its performance of this Agreement until Licensor receives the defaulted payment, if any, and otherwise receives adequate assurances of performance from Licensee, and also such additional action as may be appropriate under the circumstances in accordance with the Uniform Commercial Code of the state in which Licensee's main office exists.

     17. MANAGER OF LICENSEE'S BUSINESS. Licensee and Licensor agree that this Agreement is a personal service contract and that it is signed by Licensor with Licensee in reliance on and in consideration of the personal qualifications of the person named as Manager on the Licensee Information Sheet attached hereto as Schedule F. Licensee's Manager shall maintain satisfactory and continuous liaison with the accounts, including the maintenance of a contact schedule together with records thereof, of no less than once every four weeks for the top 10% of the accounts in the Territory as measured by dollar volume, and no less than once every thirteen weeks for the next 20% of the accounts in the Territory as measured by dollar volume. Should the Manager become unable or cease to manage Licensee's business, Licensee shall notify Licensor within ten days. Within sixty days after Licensee ceases to have a Manager, Licensee shall notify Licensor and name a new Manager. The reference in
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subpart (a) of this Section to the Manager being  "unable" to manage  Licensee's business shall mean an inability arising from any cause, including, but not limited to death, retirement, cessation of employment, or physical or mental incapacity. Failure to name a new Manager within the aforesaid sixty day period shall be deemed failure to comply with a material term of this Agreement. Licensor shall have the right to approve any new Manager named by Licensee, which approval shall not be unreasonably withheld. Licensor shall notify Licensee whether it approves or disapproves the new Manager within thirty days after receipt of notice from Licensee naming a new Manager. In the event Licensor does not approve the person named as Manager by Licensee, Licensee shall have thirty days from the receipt of notice from Licensor of said disapproval to name a different Manager, which manager shall also be subject to Licensor's approval as provided in this subsection. Licensor shall have the right at any time, for good cause, to withdraw approval of any person previously named Manager by Licensee. In such an event, Licensee shall have sixty days after receipt of notice from Licensor of said withdrawal of approval to name a new Manager, which Manager shall be subject to Licensor's approval as provided in subsection c of this Section. The name of the new Manager shall be entered on the Licensee Information Sheet after approval by Licensor. Nothing contained herein shall be interpreted as giving the Manager any right to be retained in Licensee's employ or to continue as Manager.

     18. OWNERSHIP OF LICENSEE. Although this Agreement is a personal service contract and the participation of the Manager is vital to both parties, the ownership of Licensee is also important. Licensor looks to the owner or owners to maintain an active interest in the business, to be knowledgeable of the operation at all times, and to regularly supervise the work of the Manager. If Licensee desires to change the ownership of the business so that the current owner or owners have an ownership interest less than 50.1% or if Licensee desires to sell, transfer or otherwise dispose of a 25% or more interest in the business, or if Licensee desires to change the form of business entity used by it, Licensee shall immediately notify Licensor. A notice of change of ownership, sale, transfer, or other disposition shall include the name and address of the current owners, the number of shares to be transferred, the name and address of the new owners, and the percent of total outstanding shares to be held by both current and new owners. Licensee, authorized representatives of Licensor and the proposed purchasers shall meet as promptly as possible after Licensor receives such notice to discuss the proposed change of ownership, sale, transfer or other disposition. Licensee and the proposed purchasers shall provide such information as is requested by Licensor concerning the proposed change of ownership, sale, transfer or other disposition.

     If Licensee has received an offer to purchase all or a part of its business or its rights under this Agreement, which offer Licensee desires to accept, Licensor shall have a right of first refusal with respect to the proposed transfer on the same terms and conditions. Licensor shall have the right to approve all changes in ownership, sale, transfer or other disposition, including any such change in ownership, sale, transfer or other disposition caused by the death of one or more owners, which approval shall not be unreasonably withheld. Licensor shall notify Licensee whether it approves or disapproves such change in ownership, sale, transfer or other disposition, or whether it intends to exercise its right of first refusal, within thirty days after the date Licensor received notification of said change of ownership, sale, transfer or other disposition or, in the event Licensor requests additional information, within thirty days after the date Licensor receives all such requested information.

     If Licensor approves the proposed change of ownership, sale, transfer, or other disposition, then such change must be completed within sixty days of the date of Licensor's written approval, and if not complete within such 60-day period, Licensor's approval shall be null and void. Licensee shall notify Licensor of the consummation of any approved transaction within the sixty day period. Under no circumstances shall Licensee, or any owner of Licensee, have the right to transfer any ownership interest in the business of Licensee if such transfer would result in Licensee being owned in whole or in part, directly or indirectly, by the public. Ownership of Licensee, in whole or in part, directly or indirectly, by the public shall be deemed a failure to comply with a material term of this Agreement. For the purposes of this Agreement, ownership "by the public" shall be deemed to include any situation in which any securities of Licensee, or of a corporation which, directly or indirectly, has an ownership interest in Licensee, are traded in the open market, or sold over-the-counter or on any stock exchange. Licensee shall take whatever action may be required by law, and whatever action otherwise may be prudent, including but not limited to appropriate legends on stock certificates issued, to assure compliance with the provisions of this subpart.

     The execution of so-called Buy-Sell Agreements, representing any agreements entered into by one or more owners of Licensee, which provide that, under certain circumstances, the interest of one of them in the business will be sold to and purchased by one or more of the other owners or Licensee, shall be subject to Licensor's approval as provided in this Section. The granting of stock options and the establishment of a trust to hold stock in Licensee's business shall also be subject to Licensor's approval as provided in this Section.

     19. MARKETING FUND. For each liter of Concentrate shipped to Licensee, Licensee shall, within thirty days after receiving the Concentrate, pay Licensor the amount stated in Section 5, and Licensor shall, within ten days of receiving the funds, deposit the funds into a bank account in Licensor's name (the "Marketing Fund"). All funds received by Licensor from Licensee for deposit in the Marketing Fund ("Licensee Source Funds") and any interest earned thereon shall be the sole property of Licensor and may be commingled with other marketing funds of other licensees of Licensor ("Other Licensee Funds"). The bank account for the Marketing Fund shall be a separate account in Licensor's name into which only Licensee Source Funds, Licensor Source Funds and Other Licensee Funds shall be deposited. Within thirty days after the end of each calendar quarter, Licensor shall deliver to Licensee a statement showing the dates and amounts of deposits and withdrawals of Licensee Source Funds and Licensor Source Funds into and from the Marketing Fund during the quarter.

     For each $1.00 received from Licensee to deposit into the Marketing Fund, Licensor shall, within thirty days of receipt, pay the amount set forth in
Section 6 into the Marketing Fund; provided, however, that in computing amounts payable by Licensor under this sentence, Licensor shall be credited with any funds previously deposited into the Marketing Fund that have not been allocated to prior Licensee Source Funds. All funds deposited into the Marketing Fund by Licensor shall be referred to as "Licensor Source Funds."

     Licensor shall use the money in the Marketing Fund for advertising and other marketing expenses that are intended to increase sales and goodwill of the Products. From time to time, Licensee may submit detailed advertising and marketing plans or programs, including itemized costs and vendors, to Licensor with respect to proposed or completed advertising and marketing by Licensee within the Territory. Licensor, in its reasonable discretion, shall reject or approve the advertising and marketing plans or programs within ten days of receiving detailed information. Any proposed plan or program not approved in writing within ten days of receipt shall be deemed to have been rejected. If Licensor approves a plan or program, Licensor shall pay to Licensee from the Marketing Fund an amount necessary to reimburse Licensee for the costs of the plan or program; provided, however, the total amount payable from the Marketing Fund shall not exceed the lesser of the cost of the plan or program as approved by Licensor or the balance of the Licensee Source Funds then remaining in the Marketing Fund.

     To the extent that any Licensee Source Funds are not paid or payable to Licensee within one year of the date the funds are received by Licensor, the Licensee Source Funds shall be reduced by the amount of such unused funds ("Excess Funds"). To the extent Excess Funds are created, Licensor shall spend at least seventy-five percent of the Excess Funds for marketing within the Territory; provided, however, Licensor shall have sole control over how and when the funds will be spent.

     20. APPOINTMENT OF INDEPENDENT OPERATORS. Licensee may appoint Independent Operators to distribute the Products in such portions of the Territory approved by Licensor in its reasonable discretion. All Independent Operators shall enter into an Independent Operators Agreement the form and content of which is subject to Licensor's approval in its sole discretion. Each Independent Operator is subject to the prior written approval of Licensor, which approval Licensor may withhold in its sole discretion. In the event any portion of the Territory is not subject at any time to a valid and binding Independent Operator Agreement for any reason, Licensee shall ensure that such portion of the Territory is adequately serviced by Licensee and Licensee shall actively and effectively promote, sell and service the Products in said portion of the Territory. At all times, Licensee and all Independent Operators shall comply with such sales, service and merchandising standards as are reasonably imposed by Licensor. Failure to so comply shall constitute a material breach of this Agreement. The Independent Operator Agreement shall provide that it shall terminate if this Agreement terminates for any reason. If any Independent Operator pays any consideration to Licensee for any rights under its Independent Operator Agreement while the Note is unpaid, then in addition to any other amounts payable under the Note, Licensee shall pay one half of such amount to Licensor within ten days of receipt by Licensee, which amount shall be paid as a prepayment of amounts due under the Note. Licensee shall not amend said agreement nor the Exhibits or Schedules attached thereto, nor utilize any other form of agreement or exhibits or schedules with any Independent Operators, without the prior written consent of Licensor, which consent shall not be unreasonably withheld.

     21. DEFAULT. A party to this Agreement not in default may, at its option and without prejudice to any other rights or remedies provided for hereunder or by law or equity, upon giving thirty days notice in writing, terminate this Agreement upon the occurrence of the following:

          a. Default under the Note. Licensee defaults under the Note.

          b. Nonpayment of Money. The failure by a party to pay any money to the other party owed hereunder as and when due, where the failure shall continue for a period of five days after written notice thereof from one party to the other.

          c. Breach of Non-Observance or Non-Performance of Nonmonetary Covenant. The failure by a party to observe or perform any of the covenants, conditions or provisions of this Agreement to be observed or performed by the party, other than described in the preceding subsection, where the failure shall continue for a period of thirty days after written notice thereof from one party to the other party; provided, however, that if the nature of a party's default is such that more than thirty days are required for its cure, then the party shall not be deemed to be in default if the party commences the cure within the thirty-day period and thereafter diligently prosecutes the cure to completion.

          d. Financial Problems. (i) The making by Licensee of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Licensee of a petition to have Licensee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Licensee, the petition is dismissed within sixty days); (iii) the appointment of a trustee or receiver to take possession of substantiall all of Licensee's assets or of Licensee's interest in this Agreement, where possession is not restored to Licensee within thirty days; or (iv) the attachment, execution or other judicial seizure of substantially all of Licensee's assets or of Licensee's interest in this Agreement, where the seizure is not discharged within thirty days.

          e. Property Seized or Arrangement or Composition with Creditors. A party hereto shall commit an act of bankruptcy or have its property seized under any distress or execution or make any arrangement or composition with its creditors or fail to contest within two weeks of service any petition on bankruptcy or for winding-up.

          f. Receiver or Manager Appointed. A party hereto has a receiver or a receiver and manager appointed over the whole or any part of its property or undertaking or has an official manager appointed pursuant to the provisions of applicable law.

          g. Multiple Breach of Covenant. A party hereto serves upon another party hereto three or more notices for breach of the same covenant or condition herein contained to be observed and performed by the defaulting party.

          h. Failure to Commence. Licensee does not commence the use and distribution of the Product within the period prescribed by Section 10.a.

          i.    Misrepresentation.    A   party    hereto   makes   a   material
misrepresentation or engages in conduct which reflects unfavorable in a substantial way on the operation and reputation of the License hereby granted.

          j. Other Default. The default by Licensee under any other agreement between Licensee and Licensor, including, but not limited to the Note and any security agreement that secures the Note.

     22. INDEMNITIES. Licensee hereby agrees to indemnify and hold harmless Licensor, its parent, affiliates and the directors, officers and agents of each from and against any and all costs, losses, liabilities, damages, claims or expenses (including, without limitation, legal fees and expenses incurred in defending against any such claims) incurred by Licensor arising out of or resulting from:

          a.   any   misrepresentation,   breach   of  any   warranty,   or  the
non-fulfillment of any obligation or covenant made by Licensee in this Agreement, including the Schedules annexed hereto or in any other document, instrument or agreement delivered by or on behalf of Licensee to Licensor or Licensor's accountants, auditors or counsel in connection with this Agreement or the transactions contemplated hereby; or

          b. the performance or non-performance by Licensee of any representation, warranty, obligation or other duty under the Independent Operator Agreements, now in effect or hereafter signed by Licensee; provided, however that Licensor (as referred to in this Agreement) shall retain sole responsibility for the fitness for use and merchantability of any Concentrate sold by it to Licensee under this Agreement, so long as both Licensee and any Independent Operators who purchases such Product from Licensee have properly performed all of their respective obligations under this Agreement and any Independent Operator Agreement have not otherwise acted or failed to act in a manner necessary to preserve the merchantability and fitness for use of such Product.

Licensor hereby agrees to indemnify and hold harmless Licensee from and against any and all costs, losses, liabilities, damages, claims or expenses (including, without limitation, legal fees and expenses incurred in defending against any such claims) incurred by it and arising out of or resulting from any misrepresentation, breach of any warranty or the non-fulfillment of any obligation or covenant made by Licensor in this Agreement.

     23. TERM AND TERMINATION. The term of this agreement shall commence as of the date of this Agreement and shall continue for five years thereafter, unless terminated earlier pursuant to the provisions hereof. Each party has one option to extend the term of this Agreement for an additional period of five years; provided, however the party exercising the option must notify the other party not less than ninety days and not more than one hundred fifty days before the expiration of the then current term and the party may not be in default hereunder on the date of exercising the option or on the last day of the then current term. Licensor shall have the right to terminate this Agreement immediately upon giving notice to Licensee, which termination shall be effective upon receipt of notice, if any one of the following events occurs:

          a. Licensee fails to perform or to comply with one or more material terms of this Agreement after any applicable notice and cure period;

          b. There is a change of ownership, sale, transfer, assignment or other disposition as described herein, including Buy-Sell agreements, voting trusts or stock options, of Licensee or Licensee's Territory which has not received the prior written approval of Licensor.

          c. Licensee or any owner of Licensee engages in fraudulent conduct in its dealings with Licensor, its Products, Independent Operators or customers purchasing the Products;

          d. Licensee or any owner of Licensee is convicted of a felony which, in Licensor's reasonable judgment, may adversely affect the good will or interests of Licensee or of Licensor;

          e. Licensee becomes insolvent, fails to pay for the Products in accordance with terms established by Licensor, fails to pay to Licensor any other amounts due and owing, assigns or attempts to assign its business or assets for the benefit of creditors, institutes or has instituted against it proceedings in bankruptcy, or dissolves or liquidates the business of Licensee.

          f. If Licensee permanently ceases business operations at any time, at Licensor's option, Licensee shall be deemed to have terminated this Agreement, which termination shall be effective on the date business operations cease.

          g. The Acquisition Agreement terminates for any reason. The term "Acquisition Agreement" shall mean that certain Acquisition Agreement between Licensor and Dominion Capital Pty., Ltd., an Australian corporation, dated November 4, 1996, as amended. Licensor covenants that Licensor shall not voluntarily terminate the Acquisition Agreement and Licensor shall use its best efforts to not default thereunder.

In the event of any termination of this Agreement, regardless of the reason for such termination, Licensor shall purchase, and Licensee shall sell to Licensor, its inventory of Licensor Products at laid-in cost. For purposes of this Agreement, "laid-in cost" shall mean the aggregate of (a) the amount paid by Licensee to Licensor for the Concentrate, (b) the cost of transporting the Products to Licensee's warehouse, and (c) the amount of any state and local taxes paid by Licensee in connection with the purchase of the Concentrate from Licensor. In the event of any termination of this Agreement within one year from its effective date, regardless of the reason for such termination, including any voluntary termination by Licensee, or in the event of any sale of all or a part of the assets or stock of Licensee's business within one year from the effective date of this Agreement, Licensee shall pay to Licensor an amount equal to the sum of any amounts previously received by Licensee from any Independent Operators in return for granting to such Independent Operators the right to distribute Products in a portion of the Territory plus any such amounts due to Licensee. Licensee shall be entitled to a credit against such amounts for any portion of such amounts previously paid to Licensor. The obligations of both Licensor and Licensee under this Section will survive termination of this Agreement.

     24. NO AGENCY. This Agreement is not an appointment of Licensee as the agent or legal representative of Licensor for any purpose whatsoever. Licensee is not granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of Licensor, or to bind Licensor in any manner whatsoever.

     25. TRADEMARKS. Licensee is hereby granted a limited, nonassignable and nontransferable right to use trademarks and trade names used by Licensor (collectively "Trademarks") in distributing, advertising and promoting the sale of the Products, but only in accordance with the policies of Licensor regarding the use of Trademarks. The right conferred herein shall cease and terminate upon termination of this Agreement. The Trademarks, however, shall remain the sole and exclusive property of Licensor. Licensor reserves all rights, including the right to license the use of the Trademarks, designs, brand names, labels and promotional slogans or trademarks on merchandise, goods, items or services, including but not limited to the Products sold and distributed hereunder.
Licensee, before leasing, selling or otherwise transferring to another, or putting to a use other than that originally intended, any vehicles, warehouse facilities, equipment, office supplies or other materials having had affixed temporarily or permanently Trademarks, shall remove, obliterate or eliminate said Trademarks. Licensee shall not manufacture or have manufactured any merchandise bearing the Trademarks without the prior written approval of Licensor. Licensee agrees to use its best efforts to notify Licensor of any and all infringements of the Trademarks pertaining to the Products or Trademarks or other merchandise that may come to Licensee's attention and to assist Licensor in taking such action against said infringements as Licensor shall in its sole discretion decide, with all expenses and costs incident thereto being paid for by Licensor. Upon any termination of this Agreement for whatever reason, Licensee shall immediately cease using in any manner whatsoever any of the Trademarks, symbols, slogans, emblems, insignia or other designs used in connection with the Products.

     26. NOTICES. Any notice, communication, request, reply, or advice, or duplicate thereof (hereinafter, severally and collectively, for convenience, called (the "Notice"), in this Agreement provided or permitted to be given, made, or accepted by either party to any other party must be in writing. Notice given by depositing the same in the United States mail, postage prepaid, registered or certified, and addressed to the party to be notified, with return receipt requested, shall be effective from and after the expiration of two days after it is so deposited. Notice given by depositing the same with a nationally recognized commercial overnight courier service (e.g., Federal Express or UPS) shall be effective from and after the expiration of one day after it has been so deposited. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

                               If to Licensor, to:

                                   James Hirst
                              Solpower Corporation
                       7309 East Stetson Drive, Suite 102
                            Scottsdale, Arizona 85251

                                 With a copy to:

                                  Richard Keyt
                            Gallagher & Kennedy, P.A.
                            2600 North Central Avenue
                           Phoenix, Arizona 85004-3020

                               If to Licensee, to:

                       the address set forth in Section 7.

However, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least ten days' written notice to the other party.

     27. NON-WAIVER. No waiver or waivers by either party of any breach, default, liability, or performance by the other party shall be deemed or construed a waiver of any other term, condition, or liability or the breach or default thereof. Failure on the part of either party to complain of any action or inaction on the part of the other party or to declare the other party in default, no matter how long such failure may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder.

     28. PARTIAL INVALIDITY. If any provision of this Agreement, or the application thereof to any particular party or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to any other particular party or circumstance, shall not be affected thereby and each remaining provision of this Agreement, or the application of such provision to any other particular party or circumstance, shall be valid and enforceable to the full extent permitted by law unless enforcement would frustrate the intent or purposes of the parties.

     29. GOVERNING LAW. This Agreement pertains to the sale of goods. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona. The proper venue for any proceeding at law or in equity or under the provisions for arbitration shall be Maricopa County, Arizona, and the parties waive any right to object to the venue. All dollar amounts herein are United States dollars.

     30. INDEPENDENT PARTIES. In making and performing this Agreement, the parties set and shall set at all times as independent entities and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, joint venture or employer and employee relationship between the parties. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

     31. EVENTS BEYOND CONTROL OF PARTIES. A party to this Agreement shall not be liable to any other party for any loss suffered by such other party caused by the first party's failure to observe the terms and conditions of this Agreement and on its part to be observed and performed where such failure is occasioned by any cause beyond such party's reasonable control which, without limiting the generality of the foregoing shall include war, fires, floods, strikes, lock-outs, delays in transport, restrictions or prohibitions by any Government or semi-Government authorities or embargoes.

     32. COSTS. The parties hereto shall be responsible for their own costs in connection with this Agreement.

     33. LATE CHARGES & INTEREST. A late payment by Licensee to Licensor of amounts due hereunder will cause Licensor to incur costs not contemplated by this Agreement, the exact amount of which will be extremely difficult to ascertain. If any money due from Licensee to Licensor is not received by Licensor within five days after the amount shall be due, then, without any requirement for notice to Licensee, Licensee shall pay to Licensor a late charge equal to six percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Licensor will incur by reason of late payment by Licensee. Acceptance of such late charge by Licensor shall in no event constitute a waiver of Licensee's default with respect to such overdue amount, nor prevent Licensor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, is payable three times within any one year period, Licensor shall have the option to require that Licensee pay in advance for all shipments of Concentrate. Any amount other than late charges not paid within thirty days of its due date shall accrue interest from the thirty-first day after it was due at the rate of eighteen percent per annum, but not exceeding the maximum rate allowed by law, in addition to any applicable late charge.

     34. INCORPORATION OF SCHEDULES. The Schedules set forth in the List of Schedules after the signatures of the parties are attached and incorporated herein by this reference and made a part hereof for all purposes.

     35. BINDING EFFECT. This Agreement and all of its terms and provisions shall be binding upon and inure to the benefit of the parties and their heirs, legal representatives, successors, and permitted assigns.

     36. CONSTRUCTION. As used in this Agreement, the masculine, feminine or neuter gender and the singular or plural numbers shall each be deemed to include the other whenever the context so requires. This Agreement shall be construed as a whole and in accordance with its fair meaning and without regard to any presumption or other rule requiring construction against the party preparing this Agreement or any part thereof. Whenever the pronoun "he" or "his" is used herein, it is understood that the usage is the common gender and refers to masculine, feminine, and neuter genders and also singular and plural.

     37. WAIVER OF TRIAL BY JURY. Any suit, action or proceeding, whether claim or counterclaim, brought or instituted by either party against the other party, on or with respect to this Agreement or any event, transaction or occurrence arising out of or in any way connected with this Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. EACH PARTY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BE JURY WOULD OTHERWISE ACCRUE.

     38. ATTORNEYS' FEES AND LEGAL EXPENSES. If any proceeding or action shall be brought to recover any amount under this Agreement, or for or on account of any breach of, or to enforce or interpret any of the terms, covenants, or conditions of this Agreement, the prevailing party shall be entitled to recover from the other party, as part of the prevailing party's costs, reasonable attorneys' fees, the amount of which shall be fixed by the court, and shall be made a part of any award or judgment rendered.

     39. TIME OF THE ESSENCE. Time is of the essence with respect to all provisions of this Agreement.

     40. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the matters dealt with herein. No representations, warranties, inducements, or oral agreements have been made by any of the parties, except as expressly set forth herein or in other contemporaneous written agreements. This Agreement may not be modified or amended orally or in any other manner than by an agreement in writing, signed by all of the parties.

     41. FURTHER INSTRUMENTS. Each party, promptly upon the request of the other at any time, shall sign and have acknowledged and delivered to the other, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and that are consistent with the provisions hereof.

     42. SCHEDULE H. Any modifications to this Agreement shall be set forth on Schedule H. To the extent any terms and conditions in Schedule H conflict with the terms and conditions in this Agreement, Schedule H shall govern and control.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed effective the date and year first above written.

SOLPOWER CORPORATION,                       ____________________________________
a Nevada corporation



By__________________________________        By__________________________________

Its_________________________________        Its_________________________________
             "Licensor"                                  "Licensee"

                                   SCHEDULE A

                            (DESCRIPTION OF PRODUCTS)

1. SOLTRON(TM)

                                   SCHEDULE B

                                   (TERRITORY)

The Sates of                                 .
             --------------------------------

                                   SCHEDULE C

                                 PROMISSORY NOTE


$______________                                                Phoenix, Arizona
                                                         _______________ , 199__


           For value received, ______________________ ("Maker"), promises to pay to the order of Solpower Corporation, a Nevada corporation ("Holder") the principal sum of ______________ Dollars ($______________), together with interest thereon from the date hereof until all amounts due hereunder have been paid in full. Beginning on the twentieth day of the month following the date first written above, and continuing on the same day of each month thereafter, Maker shall pay Holder the greater of ______________ Dollars ($______________) or the product of ______________ Dollars ($______________) times the number of liters of Concentrate (as defined in the Master License Agreement between Maker and Holder of even date herewith) shipped by Holder to Maker during the immediately preceding calendar month.

           Interest in the amount of _______________ percent (___%) shall accrue on the unpaid principal balance. The unpaid principal and all unpaid accrued interest and any other amounts payable hereunder shall be paid on or before __________________, _________. Maker shall have the option of prepaying this Note, in full or in part, at any time without penalty. All amounts payable hereunder shall be paid in lawful money of the United States.

           All amounts payable hereunder shall be payable in United States dollars at the offices of Holder at _______________________, or such other place as Holder may from time to time designate in writing to Maker. All past-due payments of principal and interest shall bear interest from their due date until paid at a rate of interest of six percent (6%) per annum higher than the interest otherwise provided herein, payable on demand.

           The entire unpaid principal, interest, and all other amounts due hereunder shall become immediately due and payable at the option of Holder ten
(10) days after written notice to Maker if such default is not cured within the ten (10) day period, upon default in the payment of any of the principal or any interest thereon when due or if Maker defaults under any other agreement between Maker and Holder.

           In the event that garnishment, attachment, levy, execution, foreclosure, forfeiture, or notice of sale is issued or commenced against any of the property or assets of Maker, or in the event Maker shall become insolvent or make a general assignment for the benefit of creditors, or an insolvency proceeding be instituted against Maker, such event shall be deemed a default hereunder, and Holder may declare this Note immediately due and payable ten (10) days after written notice to Maker if the default is not cured within the ten
(10) day period.

           If Holder uses the services of an attorney in attempting to collect any amount due hereunder or to enforce the terms hereof or the terms of any agreement related to this indebtedness, or if Holder becomes a plaintiff or defendant in any legal proceeding relating to this Note or for the recovery or protection of the indebtedness evidenced hereby, Maker, its successors and assigns, shall repay to Holder, on demand, all costs and expenses so incurred, including reasonable attorneys' fees, and those costs, expenses and attorneys' fees incurred after the filing by or against Maker of any proceeding under any chapter of the Bankruptcy Code, or similar federal or state statutes, and whether incurred in connection with the involvement of Holder as creditor in the proceedings or otherwise.

           Maker and all sureties,  endorsers and guarantors of this Note waive:
(i) demand, presentment for payment, notice of non-payment, protest, notice of protest and any other notice that might otherwise be required; (ii) the filing of suit and diligence in collecting this Note; (iii) the release of any party primarily or secondarily liable hereon and any such release shall not release Maker or any other surety, endorser, or guarantor who is not expressly released. Maker and all sureties, endorsers and guarantors of this Note agree that it will not be necessary for Holder, to enforce payment of this Note by any of them, to first institute suit or exhaust Holder's remedies against Maker or any others liable hereunder. Maker and all sureties, endorsers and guarantors of this Note consent to any extension or postponement of time of payment of this Note or any other indulgence with respect hereto without any notice thereof to any of them.

           If Holder fails to exercise any option hereunder, it shall not constitute a waiver of Holder's right to exercise the same in the event of any subsequent default, or in the event of the continuance of any existing default after a demand for strict performance hereof. All notices provided for herein shall be validly given if in writing and delivered personally or sent by certified mail, postage prepaid, to Maker at _____________________, or to such other address as Maker may from time to time designate in writing delivered to Holder. Notice given by mail as set out above shall be deemed delivered at the time and on the date the notice is mailed.

           Time is of the essence of this Note and of each and every term and provision hereof. The sole place of venue for any proceeding to enforce collection of this Note shall be Maricopa County, Arizona. This Note shall be governed and construed in accordance with the laws of the State of Arizona. This
Note is secured by a lien on certain assets of Maker.

                                                 [ADD SIGNATURE BLOCK FOR MAKER]

                                                                         "Maker"

                                   SCHEDULE D

               (MINIMUM ANNUAL SALES OF PRODUCTS IN THE TERRITORY)


1998  _________ liters of Soltron

1999  _________ liters of Soltron

2000  _________ liters of Soltron

2001  _________ liters of Soltron

2002  _________ liters of Soltron


If this Agreement extends beyond the last year indicated on this Schedule, the minimum annual sales of Products within the Territory for subsequent calendar years shall be increased each year by the amount of the increase in the Consumer Price Index for all urban consumers as stated in the Wall Street Journal on the date that is closest to the first day of each year.

                                   SCHEDULE E

                                    (PRICES)

SOLTRON ENZYME CONCENTRATE PRICES

       Pursuant to Item 11.d of this Agreement at all times while Licensee is not in default, the sales price per liter of Soltron Enzyme Concentrate to Licensee shall be $50.25

                                   SCHEDULE F

                          (LICENSEE INFORMATION SHEET)


Name of Licensee:             __________________________

D/B/A (if any):               __________________________


Principal Business Address:   __________________________

                              __________________________

Manager of Licensee:          __________________________


                       Form of Business Entity (Check One)

A___ Corporation - state of incorporation: ______________________

B___ Limited Liability Company - state of formation:______________________

C___ General Partnership - state of formation:______________________

D___ Limited Partnership - state of formation:______________________

E___ Sole Proprietorship - state of residence:______________________

F___ Other


                               Owners of Licensee


================================================================================
     Name              Nature of Interest, e.g.,            Percentage of
                        Partners/Stockholders/                Ownership
                           Sole Proprietor                    Interest

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================

                                   SCHEDULE G

               (OUTLETS WITHIN THE TERRITORY RESERVED TO LICENSOR)


Licensor has the option to sell Products to the following  businesses within the
Territory:

1._______________________________________

2._______________________________________

3._______________________________________

4._______________________________________

5._______________________________________

                                   SCHEDULE H

                  (AMENDMENTS TO THE MASTER LICENSE AGREEMENT)

           Notwithstanding anything in the Master License Agreement to the contrary, it is hereby amended as follows: